Accrued Expenses (Details) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Accrued contract manufacturing cost	$ 864	$ 1,627	$ 434
Accrued compensation	1,707	1,663	1,456
Accrued legal	1,171
Accrued other	765	370	981
Total accrued expenses	4,507	3,660	2,871
RENEO PHARMACEUTICALS INC [Member]
Accrued clinical and regulatory		3,661	1,872
Accrued contract manufacturing cost		1,100	1,583
Accrued compensation	386	3,948	807
Accrued other	567	420	565
Total accrued expenses	$ 953	$ 9,129	$ 4,827